Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes [Abstract]
Income Taxes

18. Income taxes:

The components of income tax expense reflected in the consolidated statements of income are as follows:

	Millions of yen
	Year ended March 31
	2010	2011	2012
Current:
Domestic	¥12,988	¥175	¥13,481
Foreign	4,599	5,956	7,650

Subtotal	17,587	6,131	21,131

Deferred:
Domestic	28,207	56,194	34,274
Foreign	(8,633)	(995)	3,498

Subtotal	19,574	55,199	37,772

Total	¥37,161	¥61,330	¥58,903

The income tax benefit recognized from net operating losses for the years ended March 31, 2010, 2011 and 2012 totaled ¥10,374 million, ¥4,645 million and ¥1,358 million, respectively.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidation tax system permitted under Japanese tax law. The consolidation tax system only imposes a national tax. Since April 1, 2004, Nomura’s domestic effective statutory tax rate has been approximately 41%. However, as a result of the revisions of domestic tax laws, the domestic statutory tax rates are approximately 38% between April 1, 2012 and March 31, 2015 and approximately 36% thereafter.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain expenses not allowable for income tax purposes and different tax rates applicable to foreign subsidiaries.

A reconciliation of the effective income tax rate reflected in the consolidated statements of income to the normal effective statutory tax rate is as follows:

	Year ended March 31
	2010	2011	2012
Normal effective statutory tax rate	41.0%	41.0%	41.0%
Impact of:
Changes in deferred tax valuation allowance	6.7	1.6	(22.5)
Taxable items to be added on financial profit	10.8	5.3	3.8
Non-deductible expenses	10.5	16.6	23.3
Non-taxable revenue	(7.8)	(8.4)	(29.7)
Dividends from foreign subsidiaries	1.0	0.0	0.9
Tax effect of undistributed earnings of foreign subsidiaries	0.1	(0.0)	(1.1)
Different tax rate applicable to income (loss) of foreign subsidiaries	(26.9)	10.8	14.1
Changes in domestic tax laws	—	—	45.7
Expiration of loss carryforwards	0.7	1.3	2.8
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	—	(1.3)	(8.8)
Other	(0.8)	(1.1)	(0.2)

Effective tax rate	35.3%	65.8%	69.3%

The net deferred tax assets of ¥241,911 million and ¥201,244 million reported within Other assets—Other in the consolidated balance sheets as of March 31, 2011 and 2012, respectively, represent tax effects of the total of the temporary differences and tax loss carryforwards in components of those tax jurisdictions with net deductible amounts in future years. The net deferred tax liabilities of ¥12,180 million and ¥63,493 million reported within Other liabilities in the consolidated balance sheets as of March 31, 2011 and 2012, respectively, represent the total of the temporary differences in components of those tax jurisdictions with net taxable amounts in future years.

Details of deferred tax assets and liabilities are as follows:

	Millions of yen
	March 31
	2011	2012
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥10,243	¥70,406
Investments in subsidiaries and affiliates	171,520	177,522
Valuation of financial instruments	214,706	197,961
Accrued pension and severance costs	41,402	34,291
Other accrued expenses and provisions	77,649	84,628
Operating losses	317,519	313,245
Other	5,215	20,034

Gross deferred tax assets	838,254	898,087
Less—Valuation allowance	(461,966)	(490,986)

Total deferred tax assets	376,288	407,101

Deferred tax liabilities
Investments in subsidiaries and affiliates	69,363	78,262
Valuation of financial instruments	47,694	56,732
Undistributed earnings of foreign subsidiaries	4,409	3,167
Valuation of fixed assets	19,355	117,112
Other	5,736	14,077

Total deferred tax liabilities	146,557	269,350

Net deferred tax assets	¥229,731	¥137,751

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes. Based on the cumulative and continuing losses of these subsidiaries, management of Nomura believes that it is more likely than not that the related deferred tax assets will not be realized. The allowances against deferred tax assets are determined based on a review of future realizable value. Changes in the valuation allowance for deferred tax assets are shown below:

	Millions of yen
	Year ended March 31
	2010		2011		2012
Balance at beginning of year	¥493,906		¥501,554		¥461,966
Net change during the year	7,648	(1)	(39,588	)(2)	29,020	(3)

Balance at end of year	¥501,554		¥461,966		¥490,986

(1)

Includes ¥8,313 million and ¥2,667 million related to subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries and in certain subsidiaries in Japan, negative ¥3,332 million related to the Company which is due to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥7,648 million of allowances increased for the year ended March 31, 2010.

(2)

Includes negative ¥33,523 million related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative ¥2,657 million and negative ¥3,408 million related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, ¥39,588 million of allowances decreased for the year ended March 31, 2011.

(3)

Includes ¥24,715 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, ¥20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc. and negative ¥15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥29,020 million of allowances increased for the year ended March 31, 2012.

As of March 31, 2012, no deferred income taxes have been provided on undistributed earnings of foreign subsidiaries not expected to be remitted in the foreseeable future totaling ¥6,424 million. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

As of March 31, 2012, Nomura has net operating loss carryforwards, for income tax purposes, of ¥1,190,179 million resulting from certain U.S. and European subsidiaries. These losses, except for ¥591,990 million, which can be carried forward indefinitely, expire as follows: 2012 through 2021—¥365,464 million, 2022 and thereafter—¥232,725 million. Nomura believes that it is more likely than not that these loss carryforwards, less valuation allowance, will be realized.

The total amount of unrecognized tax benefits was ¥nil as of March 31, 2010. Also there were no movements of the gross amounts in unrealized tax benefits and the amount of interest and penalties recognized due to the unrealized tax benefits during the year ended March 31, 2010.

The total amount of unrecognized tax benefits as of March 31, 2011 and 2012 were not significant. Also there were no significant movements of the gross amounts in unrealized tax benefits and the amount of interest and penalties recognized due to the unrealized tax benefits during the years ended March 31, 2011 and 2012. Nomura recognizes the accrual of interest related to unrecognized tax benefits and penalties related to unrecognized tax benefits in Income tax expense in the consolidated statements of income.

Nomura is under continuous examination by the Japanese National Tax Agency and other tax authorities in major operating jurisdictions such as the United Kingdom (“U.K.”) and U.S. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. A liability for unrecognized tax benefits are recorded in the amount that is sufficient to cover potential exposure for an additional tax assessment depending on likelihood. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2012. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple taxing jurisdictions, and faces audits from various tax authorities regarding many issues including but not limited to transfer pricing, deductibility of certain expenses, creditability of foreign taxes, and other matters. The table below summarizes the major jurisdictions in which Nomura operates and the earliest year in which Nomura remains subject to examination. Under Hong Kong Special Administrative Region (“Hong Kong”) tax law, the time bar does not apply if the entity records a tax loss, thus not stated in below table.

Jurisdiction	Year
Japan	2007	(1)
U.K.	2011
U.S.	2008

(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2006.

Revisions of domestic tax laws—

On December 2, 2011, the “Act to partially revise the Income Tax Act and others in order to construct a tax system corresponding to changes in the structure of economic system” (Act No. 114 of 2011) (the “Act 114”) was promulgated. Under the Act 114, effective from the fiscal year beginning on or after April 1, 2012, the corporate income tax rate will be reduced from 30% to 25.5% and the use of operating loss carryforwards for tax purposes will be limited to 80% of the current year taxable income before deducting operating loss carryforwards for tax purposes. Also, on December 2, 2011, the “Special measures act to secure the financial resources required to implement policy on restoration after the East Japan Earthquake” (Act No. 117 of 2011) (the “Act 117”) was promulgated. Under the Act 117, effective for three fiscal years beginning between April 1, 2012 and March 31, 2015, the Special Reconstruction Corporate Tax will be imposed on the companies, which will be calculated by multiplying the base corporate income tax by 10%. As a result, the domestic statutory tax rates to calculate deferred tax assets and liabilities are 38% for the temporary differences expected to be reversed between April 1, 2012 and March 31, 2015 and 36% thereafter.

Due to these revisions, net deferred tax assets decreased by ¥5,510 million as at the revision of domestic tax laws. For the year ended March 31, 2012, income tax expenses increased by ¥5,510 million and net income attributable to NHI shareholders decreased by ¥13,251 million.